                                                                 Exhibit (13)(c)


                               PURCHASE AGREEMENT
                               ------------------

         The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc.
("BISYS"), an Ohio corporation, hereby agree with each other as follows:

         1. The Fund hereby offers BISYS and BISYS hereby purchases one Class C
- Special Series 3 share of common stock representing an interest in the ARCH Growth & Income Equity Portfolio (the "Portfolio") at a price of $13.43 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $13.43 in full payment for the Share.

         2. BISYS represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 28th day of February, 1995.

                                                 THE ARCH FUND, INC.

                                                 By: /S/ JERRY WOODHAM
                                                     -----------------
                                                 Title: PRESIDENT
                                                        ---------

                                                 BYSIS FUND SERVICES OHIO, INC.

                                                 By: /S/ STEPHEN MINTOS
                                                     ------------------
                                                 Title: EXECUTIVE VICE PRESIDENT
                                                        ------------------------

                                                                 Exhibit (13)(c)


                               PURCHASE AGREEMENT
                               ------------------


         The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc.
("BISYS"), an Ohio corporation, hereby agree with each other as follows:

         1. The Fund hereby offers BISYS and BISYS hereby purchases one Class D
- Special Series 3 share of common stock representing an interest in the ARCH Emerging Growth Portfolio (the "Portfolio") at a price of $11.83 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $11.83 in full payment for the Share.

         2. BISYS represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 28th day of February, 1995.

                                                THE ARCH FUND, INC.

                                                By: /S/ JERRY WOODHAM
                                                    -----------------
                                                Title: PRESIDENT
                                                       ---------

                                                BYSIS FUND SERVICES OHIO, INC.

                                                By: /S/ STEPHEN MINTOS
                                                    ------------------
                                                Title: EXECUTIVE VICE PRESIDENT
                                                       ------------------------

                                                                 Exhibit (13)(c)


                               PURCHASE AGREEMENT
                               ------------------

         The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc.
("BISYS"), an Ohio corporation, hereby agree with each other as follows:

         1. The Fund hereby offers BISYS and BISYS hereby purchases one Class E
- Special Series 3 share of common stock representing an interest in the ARCH Government & Corporate Bond Portfolio (the "Portfolio") at a price of $9.92 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $9.92 in full payment for the Share.

         2. BISYS represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 28th day of February, 1995.

                                                 THE ARCH FUND, INC.

                                                 By: /S/ JERRY WOODHAM
                                                     -----------------
                                                 Title: PRESIDENT
                                                        ---------

                                                 BYSIS FUND SERVICES OHIO, INC.

                                                 By: /S/ STEPHEN MINTOS
                                                     ------------------
                                                 Title: EXECUTIVE VICE PRESIDENT
                                                       -------------------------

                                                                 Exhibit (13)(c)


                               PURCHASE AGREEMENT
                               ------------------

         The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc.
("BISYS"), an Ohio corporation, hereby agree with each other as follows:

         1. The Fund hereby offers BISYS and BISYS hereby purchases one Class F
- Special Series 3 share of common stock representing an interest in the ARCH U.S. Government Securities Portfolio (the "Portfolio") at a price of $10.34 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $10.34 in full payment for the Share.

         2. BISYS represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 28th day of February, 1995.

                                                THE ARCH FUND, INC.

                                                By: /s/ Jerry Woodham
                                                    -----------------
                                                Title: President
                                                       ---------

                                                BYSIS FUND SERVICES OHIO, INC.

                                                By: /s/ Stephen Mintos
                                                    ------------------
                                                Title: Executive Vice President
                                                       ------------------------

                                                                 Exhibit (13)(c)


                               PURCHASE AGREEMENT
                               ------------------

         The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc.
("BISYS"), an Ohio corporation, hereby agree with each other as follows:

         1. The Fund hereby offers BISYS and BISYS hereby purchases one Class G
- Special Series 3 share of common stock representing an interest in the ARCH Balanced Portfolio (the "Portfolio") at a price of $10.13 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $10.13 in full payment for the Share.

         2. BISYS represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 28th day of February, 1995.

                                                 THE ARCH FUND, INC.

                                                 By: /s/ Jerry Woodham
                                                     -----------------
                                                 Title: President
                                                        ---------

                                                 BYSIS FUND SERVICES OHIO, INC.

                                                 By: /s/ Stephen Mintos
                                                     ------------------
                                                 Title: Executive Vice President
                                                        ------------------------

                                                                 Exhibit (13)(c)

                               PURCHASE AGREEMENT
                               ------------------

         The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc.
("BISYS"), an Ohio corporation, hereby agree with each other as follows:

         1. The Fund hereby offers BISYS and BISYS hereby purchases one Class H
- Special Series 3 share of common stock representing an interest in the ARCH International Portfolio (the "Portfolio") at a price of $9.26 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $9.26 in full payment for the Share.

         2. BISYS represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 28th day of February, 1995.

                                                 THE ARCH FUND, INC.

                                                 By: /s/ Jerry Woodham
                                                     -----------------
                                                 Title: President
                                                        ---------

                                                 BYSIS FUND SERVICES OHIO, INC.

                                                 By: /s/ Stephen Mintos
                                                     ------------------
                                                 Title: Executive Vice President
                                                        ------------------------